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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K
                                _________________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Earliest Event Reported: August 14, 1998


                            WORLDWIDE PETROMOLY, INC.
             (Exact name of registrant as specified in its charter)



            Colorado                      000-24682              84-1125214
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                       1300 Post Oak Boulevard, Suite 1985
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)

                                 (713) 892-5823
              (Registrant's telephone number, including area code)


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
Item  4.  Changes  in  Registrant's  Certifying  Accountant

     BDO Seidman, LLP ("BDO Seidman") audited the financial statements of the Company for the year ended June 30, 1997, and were dismissed and replaced by Jackson & Rhodes P.C. ("Jackson & Rhodes"), Certified Public Accountants on August 14, 1998.

     There were no disagreements between the Company and BDO Seidman whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     The report of BDO Seidman for the past fiscal year did not contain any qualified opinion, adverse opinion or disclaimer of opinion, except for an explanatory paragraph describing a going concern uncertainty, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change principal accountants was submitted for approval to the entire Board of Directors and made at their request.

     Also, during the Company's most recent fiscal year, and since then, BDO Seidman has not advised the Company that any of the following exist or are applicable:

     (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

     (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

     (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

     Prior to the engagement of Jackson & Rhodes as independent auditors, the Company had not consulted Jackson & Rhodes regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

     The Company has requested that BDO Seidman provide a letter addressed to the Securities and Exchange Commission as to whether BDO Seidman agrees with the disclosure contained herein.

                                    EXHIBITS
                                    --------

          16.1          Letter  on  change  in  certifying  accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WORLDWIDE  PETROMOLY,  INC.



Date:  August 18, 1998                         By:  /s/ Gilbert Gertner
                                                    -------------------------
                                                    Gilbert  Gertner,  Chairman

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